EXHIBIT 99.1

ACQUIRE INSURANCE BROKERS PTY. LTD.

INDEX TO THE AUDITED FINANCIAL STATEMENTS

Years Ended December 31, 2018 and 2017

1

TOTAL ASIA ASSOCIATES PLT (AF002128 & LLP0016837-LCA) A Firm registered with US PCAOB and Malaysian MIA Block C-3-1, Megan Avenue 1, 189, Off Jalan Tun Razak, 50400, Kuala Lumpur. Tel: (603) 2733 9989

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Acquire Insurance Brokers Pty. Ltd.

Australia Fair, Level 11 40 Marine Parade Southport Qld 4215

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Acquire Insurance Brokers Pty. Ltd. (the ‘Company’) as of December 31, 2018 and 2017, and the related statements of income, stockholders’ equity, and cash flows for the each of two years in the year ended of December 31, 2018 and 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of two years in the year ended December 31, 2018 and 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2018.

/s/ Total Asia Associates PLT
TOTAL ASIA ASSOCIATES PLT

Kuala Lumpur, Malaysia

October 1, 2019

2

Acquire Insurance Brokers Pty. Ltd.

Balance Sheets

December 31, 2018 and 2017

Expressed in United States Dollars

	December 31, 2018	December 31, 2017
ASSETS
Current Assets
Cash and cash equivalents	$29,484	$208,454
Accounts receivables	4,144	-
Prepaid and other current assets	17,034	93,780
Tax assets	-	-

Total Current Assets	50,662	302,234

Plant and equipment, net	-	50,992
Intangible assets, net	-	-

Total Non-Current Assets	-	50,992

TOTAL ASSETS	$50,662	$353,226

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payables	$222	$-
Accrued liabilities and other payable	65,132	71,824
Borrowings	589	58,527
Tax payable	-	1,971

Total Current Liabilities	65,943	132,322

TOTAL LIABILITIES	65,943	132,322

Stockholders’ Equity
Share capital	228,692	175,916
Accumulated other comprehensive (expense) / income	(4,611)	611
Accumulated (deficit) / surplus	(239,362)	44,377
Total Stockholders’ Equity	(15,281)	220,904

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$50,662	$353,226

The notes are an integral part of these financial statements.

3

Acquire Insurance Brokers Pty. Ltd.

Statements of Operations and Other Comprehensive Income (Loss)

For the Years Ended December 31, 2018 and 2017

Expressed in United States Dollars

	For the Year Ended
	December 31,
	2018	2017

Revenue	$552,008	$525,512
Cost of revenue	(54,074)	(112,328)
Gross profit	497,934	413,184

Operating expenses
General and administrative	(778,708)	(373,746)
Total operating expenses	(778,708)	(373,746)

(Loss) / Profit from operations	(280,774)	39,438

Finance costs	(2,965)	(5,057)

(Loss) / Profit before provision for income taxes	(283,739)	34,381
Provision for income taxes	-	(1,935)
Net (loss) / income	$(283,739)	$32,446

Other comprehensive (loss) / income	(5,222)	611
Comprehensive (Loss) / Income	$(288,961)	$33,057

Basic and diluted (loss) / income per share of common stock	$(1)	$0

Weighted average number of shares of common stock outstanding	300,002	225,100

The notes are an integral part of these financial statements.

4

Acquire Insurance Brokers Pty. Ltd.

Statements of Stockholders’ Equity

For the Years Ended December 31, 2018 and 2017

Expressed in United States Dollars

				Accumulated
	Share Capital		Accumulated	Other	Total
	Number of Shares	Amount	Surplus/ Deficit	Comprehensive Income/(Loss)	Stockholders’ Equity

Balance - December 31, 2016	100	$78	$11,931	$-	$12,009

Issuance of ordinary shares	225,000	175,838	-	-	175,838
Net income	-	-	32,446	-	32,446
Other comprehensive income	-	-	-	611	611
Balance - December 31, 2017	225,100	$175,916	$44,377	$611	$220,904

Issuance of ordinary shares	74,902	52,776			52,776
Net loss	-	-	(283,739)	-	(283,739)
Other comprehensive expense	-	-	-	(5,222)	(5,222)
Balance - December 31, 2018	300,002	$228,692	$(239,362)	$(4,611)	$(15,281)

The notes are an integral part of these financial statements

5

Acquire Insurance Brokers Pty. Ltd.

Statements of Cash Flows

For the Years Ended December 31, 2018 and 2017

Expressed in United States Dollars

	For the Year Ended
	December 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) / income	$(283,739)	$34,381
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation	11,107	14,741
Written-off of plant and equipment	37,709	-
Finance costs	2,965	5,057
Operating (loss) / profit before changes in working capital	(231,958)	54,179

Changes in operating assets and liabilities:
Accounts receivable	(11,195)	2,054
Prepaid and other current assets	88,244	(89,876)
Accounts payable	13,242	-
Accrued liabilities and other payable	(6,692)	63,565

Cash (used in) / generated from operations	(148,359)	29,922
Tax paid	(1,971)	(6,606)
Net Cash (Used in) / Provided by Operating Activities	(150,331)	23,316

CASH FLOWS FROM INVESTING ACTIVITY:
Purchase of plant and equipment	-	-
Net Cash Used in Investing Activity	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of borrowings, net	(57,938)	(61,483)
Proceeds from issuance of shares	52,776	175,838
Interests paid	(2,965)	(5,057)
Net Cash (Used in) / Provided by Financing Activities	(8,127)	109,297

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(20,512)	-

Net (decrease) / increase in cash and cash equivalents	(178,970)	132,613
Cash and cash equivalents, beginning of year	208,454	75,841
Cash and cash equivalents, end of year	$29,484	$208,454

Supplemental cash flow information
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

The notes are an integral part of these financial statements.

6

Acquire Insurance Brokers Pty. Ltd.

Notes to the Financial Statements

December 31, 2018 and 2017

Expressed in United States Dollars

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Acquire Insurance Brokers Pty. Ltd. (“we,” “us,” “our,” the “Company,” or “AIB”) is a private limited liability company, incorporated in Australia.

The registered office of business of the Company is located at Australia Fair, Level 11 40 Marine Parade Southport Qld 4215.

AIB is a general insurance brokerage based on the Gold Coast. AIB was established in May 2015 as a specialty broker offering trade credit solutions to businesses trading on credit terms. It quickly expanded to offer all lines of general insurance with a focus on SME, Mid-Market and Corporate accounts.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Foreign Currency Translation and Re-measurement

The Company translates its foreign operations to U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

The Company’s functional currency is Australian Dollar (“AUD”) and reporting currency is the U.S. dollar.

The translate its records into U.S. dollar as follows:

●	Assets and liabilities at the rate of exchange in effect at the balance sheet date
●	Equities at historical rate
●	Revenue and expense items at the average rate of exchange prevailing during the period

Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, prepaid expenses and other current assets, amount due from related parties, accounts payable, accrued liabilities and other payable, deferred revenue and due to related parties. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments.

7

Property and equipment

Fixed assets are recorded at cost. Depreciation is calculated using reducing balance method over the estimated useful lives of the assets. The useful lives are as follows:

Motor vehicles	4 years

Maintenance and repairs are charged to operations as incurred. Expenditures which substantially increase the useful lives of the related assets are capitalized. When properties are disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is reported in the period the transaction takes place.

Intangible assets

Intangible assets are stated at cost less accumulated amortization. Intangible assets represented the registration costs of trademarks, which are amortized on a straight-line basis over a useful life of ten years.

The Company follows ASC Topic 350 in accounting for intangible assets, which requires impairment losses to be recorded when indicators of impairment are present and the undiscounted cash flows estimated to be generated by the assets are less than the assets’ carrying amounts. There was no impairment losses recorded on intangible assets for the year ended December 31, 2018.

Accounting for the impairment of long-lived assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the year ended December 31, 2018 and 2017, the Company did not impair any long-lived assets.

Revenue Recognition

Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services.

The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

●	identify the contract with a customer;
●	identify the performance obligations in the contract;
●	determine the transaction price;
●	allocate the transaction price to performance obligations in the contract; and
●	recognize revenue as the performance obligation is satisfied.

The Company records revenue at point in time which is recognized upon goods delivered or services rendered.

8

Income Taxes and Deferred Taxes

Tax expense in profit or loss comprises current and deferred tax. Current tax and deferred tax are recognized in profit or loss except to the extent that it relates to a business combination or items recognized directly in equity or other comprehensive income.

Deferred tax is recognized using the liability method for all temporary differences between the carrying amounts of assets and liabilities in the statement of financial position and their tax bases. Deferred tax is not recognized for the temporary differences arising from the initial recognition of goodwill, the initial recognition of assets and liabilities in a transaction which is not a business combination and that affects neither accounting nor taxable profit or loss. Deferred tax is measured at the tax rates that are expected to be applied to the temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the end of the reporting period.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 - GOING CONCERN

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet had sufficient revenues to cover its operating cost and requires additional capital to commence its operating plan. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations. These factors raise substantial doubt about its ability to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan to obtain such resources for the Company include: sales of equity instruments; traditional financing, such as loans; and obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses. However, management cannot provide any assurance that the Company will be successful in accomplishing any of its plans.

There is no assurance that the Company will be able to obtain sufficient additional funds when needed or that such funds, if available, will be obtainable on terms satisfactory to the Company. In addition, profitability will ultimately depend upon the level of revenues received from business operations. However, there is no assurance that the Company will attain profitability. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 - ACCOUNTS RECEIVABLES

The Company has performed an analysis on all of its accounts receivables and determined that all amounts are collectible by the Company. As such, all accounts receivable are reflected as a current asset and no allowance for bad debt has been recorded as of December 31, 2018 and 2017. No bad debts were written off for the year ended December 31, 2018 and 2017. The Company’s accounts receivable consists of only trade receivables from customers which are unrelated to the Company. The accounts receivable is non-interest bearing and is generally on 30 days to 90 days term. As at December 31, 2018 and 2017, the Company recorded $4,144 and $Nil accounts receivables, respectively.

9

NOTE 5 - PREPAID AND OTHER CURRENT ASSETS

Prepaid expense and other current assets at December 31, 2018 and 2017 consist of the following:

	December 31, 2018	December 31, 2017

Other receivables and deposits	$17,034	$93,780

NOTE 6 - PLANT AND EQUIPMENT

Plant and equipment at December 31, 2018 and 2017 consist of the following:

	December 31, 2018	December 31, 2017
Cost:
Motor vehicles	$66,243	$73,473

Less: accumulated depreciation and written off	(66,243)	(22,481)
Plant and equipment, net	$-	$50,992

During the year ended December 31, 2018 and 2017, the Company recorded depreciation of $11,107 and $14,741, respectively.

During the year ended December 31, 2018 and 2017, the Company written off its plant and equipment amounting to $37,709 and $Nil, respectively.

NOTE 7 – INTANGIBLE ASSETS

During the year ended December 31, 2018 and 2017, the Group amortized its intangible assets by an amount of $Nil and $Nil, respectively.

NOTE 8 – ACCOUNTS PAYABLES

Accounts payable at December 31, 2018 and 2017 were $222 and $Nil, respectively, and consisted of trade accounts payables. Accounts payables are amounts billed to the Company by suppliers for goods and services in the ordinary course of business. All amounts have short-term repayment terms and vary by supplier.

NOTE 9 - ACCRUED LIABILITIES AND OTHER PAYABLES

Accrued liabilities and other payables at December 31, 2018 and 2017 consist of the following:

	December 31, 2018	December 31, 2017
Other payables and accrued expenses	$65,132	$71,824

10

NOTE 10 - BORROWINGS

Borrowings represent hire purchase amounted to $589 and $58,527 as at December 31, 2018 and December 31, 2017, respectively.

NOTE 11 - STOCKHOLDERS’ EQUITY

The capitalization of the Company consists of the following classes of capital stock as of December 31, 2018:

Ordinary shares

The Company has authorized share capital of AUD 300,002 (2017: AUD 225,100). The Holders of ordinary shares are entitled to receive dividends as declared from time to time and are entitled to one vote per share at meetings of the Company.

During the year ended December 31, 2018, the Company issued 74,902 shares at AUD 1 per shares (2017: 225,000 shares at AUD 1). As at December 31, 2018 and 2017, the Company had 300,002 (2017: 225,100) common shares issued and outstanding.

The Company has no stock option plan, warrants or other dilutive securities.

NOTE 12 – INCOME TAXES

The Company provides for income taxes under ASC 740, “Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. It also requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company is operating in Australia and is subject to the Australian Profits Tax at a standard income tax rate of 30% on the assessable income arising in Australia during its tax year if assessment.

11

ONLINE INSURANCE GROUP PTY. LTD.

INDEX TO THE AUDITED FINANCIAL STATEMENTS

Years Ended December 31, 2018 and 2017

1

TOTAL ASIA ASSOCIATES PLT (AF002128 & LLP0016837-LCA) A Firm registered with US PCAOB and Malaysian MIA Block C-3-1, Megan Avenue 1, 189, Off Jalan Tun Razak, 50400, Kuala Lumpur. Tel: (603) 2733 9989

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Online Insurance Group Pty. Ltd.

Australia Fair, Level 11 40 Marine Parade Southport Qld 4215.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Online Insurance Group Pty. Ltd. (the ‘Company’) as of December 31, 2018 and 2017, and the related statements of income, stockholders’ equity, and cash flows for the each of two years in the year ended of December 31, 2018 and 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of two years in the year ended December 31, 2018 and 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2018.

/s/ Total Asia Associates PLT
TOTAL ASIA ASSOCIATES PLT

Kuala Lumpur, Malaysia

October 1 2019

2

Online Insurance Group Pty. Ltd.

Balance Sheets

December 31, 2018 and 2017

Expressed in United States Dollars

	December 31, 2018	December 31, 2017
ASSETS
Current Assets
Cash and cash equivalents	$705	$782
Prepaid and other current assets	-	-
Tax assets	-	-

Total Current Assets	705	782

Plant and equipment, net	-	-

Total Non-Current Assets	-	-

TOTAL ASSETS	$705	$782

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accrued liabilities and other payable	$-	$-

Total Current Liabilities	-	-

TOTAL LIABILITIES	-	-

Stockholders’ Equity
Share capital	782	782
Accumulated other comprehensive expense	(77)	-
Accumulated surplus	-	-
Total Stockholders’ Equity	705	782

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$705	$782

The notes are an integral part of these financial statements.

3

Online Insurance Group Pty. Ltd.

Statements of Operations and Other Comprehensive Income (Loss)

For the Years Ended December 31, 2018 and 2017

Expressed in United States Dollars

For the Year Ended
December 31,
	2018	2017

Revenue	$-	$-
Cost of revenue	-	-
Gross profit	-	-

Operating expenses
General and administrative	-	-
Total operating expenses	-	-

Profit from operations	-	-

Other income
Other income	-	-
Total other income	-	-

Profit before provision for income taxes	-	-
Provision for income taxes	-	-
Net income	$-	$-

Other comprehensive (loss)/income	(77)	-
Comprehensive Income	$(77)	$-

Basic and diluted income per share of common stock	$0	$-

Weighted average number of shares of common stock outstanding	1,000	1,000

The notes are an integral part of these financial statements.

4

Online Insurance Group Pty. Ltd.

Statements of Stockholders’ Equity

For the Years Ended December 31, 2018 and 2017

Expressed in United States Dollars

				Accumulated
	Share Capital			Other	Total
	Number of Shares	Amount	Accumulated Surplus	Comprehensive Income/(Loss)	Stockholders’ Equity

Balance - December 31, 2016	1,000	$782	$-	$-	$782
Net income	-	-	-	-	-
Other comprehensive income	-	-	-	-	-
Balance - December 31, 2017	1,000	$782	$-	$-	$782

Net income	-	-	-	-	-
Other comprehensive loss	-	-	-	(77)	(77)
Balance - December 31, 2018	1,000	$782	$-	$(77)	$705

The notes are an integral part of these financial statements

5

Online Insurance Group Pty. Ltd.

Statements of Cash Flows

For the Years Ended December 31, 2018 and 2017

Expressed in United States Dollars

For the Year Ended
December 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$-	$-
Adjustment to reconcile net income to net cash used in operating activities:
Depreciation of plant and equipment	-	-

Operating profit before changes in working capital	-	-

Changes in operating assets and liabilities:
Prepaid and other current assets	-	-
Accounts payables	-	-
Accrued liabilities and other payable	-	-

Cash generated from operations	-	-
Tax paid	-	-
Net Cash Provided by Operating Activities	-	-

CASH FLOWS FROM INVESTING ACTIVITY:
Purchase of plant and equipment	-	-
Net Cash Used in Investing Activity	-	-

CASH FLOWS FROM FINANCING ACTIVITY:
Dividend paid	-	-
Net Cash Used in Financing Activity	-	-

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(77)	-

Net decrease in cash and cash equivalents	(77)	-
Cash and cash equivalents, beginning of year	782	782
Cash and cash equivalents, end of year	$705	$782

Supplemental cash flow information
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

The notes are an integral part of these financial statements.

6

Online Insurance Group Pty. Ltd.

Notes to the Financial Statements

December 31, 2018 and 2017

Expressed in United States Dollars

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Online Insurance Group Pty. Ltd. (“we,” “us,” “our,” the “Company,” or “Online”) is a private limited liability company, incorporated in Australia.

The registered office of business of the Company is located at Australia Fair, Level 11 40 Marine Parade Southport Qld 4215.

Online Insurance Group Pty. Ltd. is a dormant entity since its incorporation.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Foreign Currency Translation and Re-measurement

The Company translates its foreign operations to U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

The Company’s functional currency is Australian Dollar (“AUD”) and reporting currency is the U.S. dollar.

The translate its records into U.S. dollar as follows:

●	Assets and liabilities at the rate of exchange in effect at the balance sheet date
●	Equities at historical rate
●	Revenue and expense items at the average rate of exchange prevailing during the period

Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, prepaid expenses and other current assets, amount due from related parties, accounts payable, accrued liabilities and other payable, deferred revenue and due to related parties. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments.

7

Accounting for the impairment of long-lived assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the year ended December 31, 2018 and 2017, the Company did not impair any long-lived assets.

Revenue Recognition

Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services.

The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

●	identify the contract with a customer;
●	identify the performance obligations in the contract;
●	determine the transaction price;
●	allocate the transaction price to performance obligations in the contract; and
●	recognize revenue as the performance obligation is satisfied.

The Company records revenue at point in time which is recognized upon goods delivered or services rendered.

Income Taxes and Deferred Taxes

Tax expense in profit or loss comprises current and deferred tax. Current tax and deferred tax are recognized in profit or loss except to the extent that it relates to a business combination or items recognized directly in equity or other comprehensive income.

Deferred tax is recognized using the liability method for all temporary differences between the carrying amounts of assets and liabilities in the statement of financial position and their tax bases. Deferred tax is not recognized for the temporary differences arising from the initial recognition of goodwill, the initial recognition of assets and liabilities in a transaction which is not a business combination and that affects neither accounting nor taxable profit or loss. Deferred tax is measured at the tax rates that are expected to be applied to the temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the end of the reporting period.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 - GOING CONCERN

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.

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NOTE 4 - STOCKHOLDERS’ EQUITY

The capitalization of the Company consists of the following classes of capital stock as of December 31, 2018:

Ordinary shares

The Company has authorized share capital of AUD 1,000. The Holders of ordinary shares are entitled to receive dividends as declared from time to time, and are entitled to one vote per share at meetings of the Company.

During the year ended December 31, 2018, there were no share issuances. As at December 31, 2018 and 2017, the Company had 1,000 common share issued and outstanding.

The Company has no stock option plan, warrants or other dilutive securities.

NOTE 5 – INCOME TAXES

The Company provides for income taxes under ASC 740, “Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. It also requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company is operating in Australia and is subject to the Australian Profits Tax at a standard income tax rate of 30% on the assessable income arising in Australia during its tax year if assessment.

NOTE 6 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date these financial statements were available to be issued. Based on our evaluation no material events have occurred that require disclosure.

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